Exhibit 99.1

Sterling Bancorp, Inc. NASDAQ: SBT Investor Presentation November 2019

Forward-Looking Statements This presentation and other communications by Sterling Bancorp, Inc. (“Sterling”) include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended regarding Sterling’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to: potential delays or other problems implementing our growth, expansion and other growth strategies including delays in identifying sites, hiring or retaining qualified personnel, obtaining regulatory or other approvals, obtaining permits and designing, constructing and opening new offices; availability and access to capital; possible downgrades in Sterling’s credit ratings or outlook which could increase the costs or availability of funding from capital markets; the ability to attract new or retain existing deposits or to retain or grow loans; the ability to generate future revenue growth or to control future growth in non-interest expense; interest rate fluctuations, including changes in the yield curve between short-term and long-term interest rates; competitive factors and pricing pressures, including their effect on our net interest margin; general economic, unemployment, credit market and real estate market conditions, and the effect of such conditions on the creditworthiness of borrowers, collateral values, the value of investment securities and asset recovery values; changes in legal, financial and/or regulatory requirements; recently enacted and potential legislation and regulatory actions and the costs and expenses to comply with new and/or existing legislation and regulatory actions; changes in U.S. government monetary and fiscal policy; the ability to keep pace with technological changes, including changes regarding maintaining cybersecurity; the impact of failure in, or breach of, our operational or security systems or infrastructure, or those of third parties with whom we do business, including as a result of cyber-attacks or an increase in the incidence or severity of fraud, illegal payments, security breaches or other illegal acts impacting Sterling or its customers; adoption of new accounting standards or changes in existing standards; and adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions or rulings as well as other factors identified in this presentation or as detailed from time to time in our public filings, including those factors included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2019 and future periodic reports. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by such forward-looking statements. Sterling disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise. 2

Investment Highlights ƒ Experienced Leadership Team ƒ Desirable Branch Network in High-Growth Markets ƒ Pristine Credit Quality ƒ Focused Suite of Residential & Commercial Products ƒ In-Branch Relationship Deposits and Loans ƒ Profitable & Efficient Business Model 3

Experienced Leadership Sterling Bancorp, Inc. Team in 2015. Mr. Lopp’s deep understanding of the Company, including its effectively guide Sterling’s long track record of growth. Officer of Accounting and Servicing in 2015. Has served as Chief Financial Officer results and reporting responsibilities has helped him provide critical decision- Officer, Construction Loan Officer, and then Managing Director of Commercial led retail banking since 2013. His broad experience in all aspects of the lending 4 Effective November 30, 2019, Tom Lopp will become Chairman of the Board and Chief Executive Officer of the Company, and Steve Huber will become Chief Financial Officer and Treasurer, in addition to his current role as Chief Financial Officer of the Bank. Tom Lopp President Chief Operating Officer Chief Financial Officer Joined the Company as a Divisional Controller in 1997. Appointed President in December 2016, has served as Chief Operating Officer since September 2009, as Chief Financial Officer since 2002, and led the expansion into Southern California operations, finances and the risks inherent in the banking business, has helped to Steve Huber Chief Financial Officer, Sterling Bank and Trust, F.S.B Joined the Company as a Divisional Controller in 1995. Became Corporate Controller in 2006, before being appointed Vice President and Administrative of the Bank since 2017. Mr. Huber’s long experience with the Sterling’s financial making support to the executive management team. Michael Montemayor President of Retail & Commercial Banking Chief Lending Officer Joined the Company as a Residential Lender in 1992. Mr. Montemayor worked his way through the Company as a Regional Branch Manager, Commercial Loan Lending followed by his appointment as Chief Lending Officer in 2006, and has business and his long-term service as Chief Lender has helped to provide continuity and consistency in to the business model and lending practices.

Key Markets Desirable Branch Network in High-Growth Markets LA / Orange County Markets • Alhambra (1) • Arcadia (1) • Irvine (1) • Rowland Heights (1) • Chino Hills (1) • Koreatown (1) SF Bay Area Markets • San Francisco (13) • Burlingame (1) • Daly City (1) • San Mateo (1) • San Rafael (1) • Cupertino (1) • Fremont (1) • Oakland (1) 5 Greater Seattle, WA (1 Branch) New York, NY (2 Branches) Southfield, MI (1 Operational Branch) San Francisco Bay Area (20 Branches) Los Angeles / Orange County (6 Branches)

Progress Report on New Market Expansion Increasing Contributions from Newer Markets Background Launched operations in 2015 Opened Koreatown branch in 1Q19 Performance Accounts for over 50% of 2019 residential loan production Over 25% of total deposits in LA market Commercial pipeline of $64M • • • • • • • Launched operations in 2017 Relocated to ground floor branch in Sept. 2018, improving visibility and traffic • Accounts for over 17% of 2019 residential loan production Commercial pipeline of $98M • • • • Opened first branch in Aug. 2018 $52 million in deposits Planning for additional loan officers in 2020 6 Greater Seattle New York City Los Angeles/ Orange County

Strategic Overview • Relationship spread lender, not a mortgage bank • Niche client culture mix that typically make large down payments and carry large deposit balances • Branches in excellent, growth markets. Sterling primary markets are growing 18% faster than the national average (US Census) • Niche TIC lending product in distinct markets • Efficient branch footprint • Focus on customers who value service and relationships • Focus on efficiency and credit quality with industry leading metrics • Low transaction volumes • Strong, growing profitability. 3Q19 ROAA of 1.67% vs. peers of 1.21% ¹ • Low LTV products. 62% avg. in residential products • Deep customer knowledge, almost all of the borrowers maintain a deposit account • Net credit charge-offs of 0bps to avg. loans • Strong growth in quality markets. Sterling primary markets have avg. household incomes 57% higher than national average (US Census) • Strong credit culture • Nonperforming loans are 34bps of total loans Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, U.S. Census data as of June 30, 2017, S&P Global Market Intelligence 7

3Q19 Financial Continued Growth Summary • Total portfolio loans of $2.9 billion, a 4% year-over-year increase • Total deposits of $2.6 billion, a 7% year- over-year increase • Net income of $13.9 million, or $0.28 diluted EPS • Annualized ROATCE of 16.0% • Repurchased approximately 0.4 million shares at an average price of $9.89 8 Balance Sheet ($ Million) Total Assets$3,322 Cash and Securities$301 Net Loans$2,904 Total Deposits$2,572 Total Equity$351 3Q19 Performance Ratios and Profitability Return on Average Assets 1.67% Return on Average Equity 16.0% Return on Average Tangible Common Equity 16.0% Net Interest Margin 3.70% Efficiency Ratio 40.5% Net Income (Million) $13.9 Capital Ratios Tang. Common Equity / Tang. Assets 10.57% Leverage Ratio 10.54% Common Equity Tier 1 Risk-Based Capital Ratio 18.17% Tier 1 Risk-Based Capital Ratio 18.17% Total Risk-Based Capital Ratio 22.64% Asset Quality Nonperforming Loans$10.0 Nonperforming Loans / Total Loans0.34% Nonperforming Assets $12.3 Nonperforming Assets / Total Assets0.37% ALLL / Nonperforming Loans213% Financial Highlights

Historical Financial Summary Demonstrated Growth $63.5 $2,904.2 $2,896.0 1 2013 2014 2015 20162017 2018 3Q 2019 2013 2014 2015 2016 2017 2018 TTM 1. TTM represents the twelve months ended 9/30/19. 9 $2,594.4 $1,982.4 $1,575.8 $1,136.1 $888.4 $38.0 $58.7 $33.2 $22.5 $17.7 $14.5 Net Income ($ Million) Total Net Loans ($ Million)

Strong Core Returns Consistent Profitability and Growth Drive High Returns 22.3% 22.2% 22.3% 20.4% 20.7% 2.04% 20.4% 17.4% 17.4% 1.73% 1.67% 15.4% 15.4% 16.0% 1.60% 1.59% 1.58% 15.0% 15.0% 1.54% 1122.4.%5% 1.21% 11.7% 1.15% 8.7% 2013 2014 2015 2016 Peers11 2017 2018 3Q 2019 2013 2013 2014 2014 2015 2016 2017 2018 2017 3Q 2019 Q1 '18 2015 2016 PPeeeersrs¹1 Sterling Sterrlliinngg Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence 10 0.91%0.92%0.90%0.89%0.84% 9.8%101.10.%1%9.7%9.7% 9.7% 9.7% 8.7% ROATCE ROAA

Expense Management Focus Noninterest Expense Performance Versus Peers 3.0% 67% 67% 2.9% 2.9% 65% 2.8% 62% 62% 2.7% 2.7% 2.7% 60% 2013 2014 2015 2016 2017 2018 3Q 2019 2013 2014 2015 2016 2017 2018 3Q 2019 Peers 1Sterling Peers 1Sterling Note: 1: Peers consists of exchange-traded banks and thrifts with $1Bn - $5Bn in assets as of September 30, 2019 quarterly filings, mean metrics pictured. Source: SEC Filings, S&P Global Market Intelligence 11 49% 64% 47% 42% 36% 36% 35% 40% 2.0% 2.2% 2.0% 1.7% 1.7% 1.6% 1.6% Noninterest Expense / Average Assets Efficiency Ratio

Strong Historical Revenue Growth Consistent Revenue Composition on a High Growth Balance Sheet 3Q19 Highlights $142.2 • Revenue, net of interest expense up 1.2% from 2Q19 Continued loan sales into the secondary market Strong commercial loan pipeline $136.8 • • Total Growth Opportunities 2.2 • Continued secondary market demand for loan sales Accelerated growth in Los Angeles and new markets including NY and Seattle Expansion of current residential and commercial teams in all operating markets • • 1 2015 2016 2017 2018 TTM Net Interest Income Other Noninterest Income Rev. / Average Loans Gain on Sale of Loans Rev. / Average Assets Note: 2017 – 3Q 2019 revenue streams reflect the accounting change that took place in the second quarter of 2018 for certain commitment fees to be classified as interest and fees on loans. 12 1. TTM represents the twelve months ended 9/30/19. $113.9 5.4 16.7 4.2 10.9 121.7 120.1 $90.4 4.8 9.7 99.4 $66.2 5.8 9.6 75 6.2 57.8 4.19% 4.58% 4.63% 4.71% 4.66% 4.61% 4.97% 5.00% 5.07% 5.03% Revenue Stream Analysis ($ Million)

Loan Portfolio Composition Sterling’s Portfolio is Comprised of Low LTV, Short Reset, Lower Balance Loans • 62% Average LTV in residential products • 1-4 Family Residential ($2.5Bn) Commercial Real Estate ($225mm) Construction ($171mm) Commercial ($25mm) 34% of loan portfolio reprices in the next 12 months 85% • 90 Days+ delinquencies of 34bps • Rated as a servicer by DBRS and Fitch 1% 6% • Sterling loans also used as collateral in securitizations 8% $2,917.8 $2,925.4 $2,612.8 $1,148.7 $900.7 2013 2014 2015 2016 2017 2018 3Q 2019 Note: Financial data as of September 30, 2019 unless noted *2018 yield on loans reflects the accounting change that took place in the second quarter for certain commitment fees to be classified as interest and fees on loans. 13 Yield on Loans 5.19%5.02%4.95%5.02%5.11%5.50%*5.70%* $2,001.9 $1,588.9 Loan Composition Over Time ($ Million) Loan Composition as of September 30, 2019

Stable Deposit Funding Sterling Has a Sizable Core Deposit Base • Almost all of our borrowers maintain a deposit account Core Interest Bearing Deposits ($2.2Bn) Jumbo ($250k+) Deposits ($295mm) Non-Interest Bearing Deposits ($77mm) 86% • Average residential lending customer maintains a $15k checking account 3% • Average deposits per branch of $86 million 11% Non-Interest Bearing Deposits Interest-Bearing Deposits $2,571.8 $2,452.7 $2,245.1 $1,229.8 $953.2 $826.7 2013 2014 2015 2016 2017 2018 3Q 2019 Note: Financial data as of September 30, 2019 unless noted 14 Cost of Deposits 0.69%0.56%0.61%0.80%0.94%1.36%1.87% $1,615.1 Deposit Composition Over Time ($ Million) Deposit Composition as of September 30, 2019

Credit Performance Sterling Maintains Strong Credit Quality 0.34% 0.51% 0.12% 0.13% 2014 2015 2016 2017 2018 3Q 2019 2014 2015 2016 2017 2018 3Q 2019 0.87% 0.74% 0.75% 0.72% 0.71% 0.69% -0.14% 2014 2015 2016 2017 2018 3Q 2019 2014 2015 2016 2017 2018 3Q 2019 15 -0.006%-0.001% -0.03% -0.04% -0.12% Net Charge-Offs / Average Loans Allowance for Loan Losses / Total Loans 0.15% 0.06% 0.02%0.02% 0.42% 0.37% 0.32% 0.17% Nonperforming Assets / Total Assets Nonperforming Loans / Total Loans

Recent Trends in Net Interest Margin Expected Lower Deposit Costs to Offset Lower Loan Yields Factors Impacting Loan Yields 5.78% • • 84% of loans tied to one-year LIBOR or Prime $1.1 billion of LIBOR-based loans to reprice over the next two years Approximately $175 million of LIBOR-based loans scheduled to reprice in 4Q19 Average loan repricing of LIBOR-based loans expected to be approximately 5 bps lower 51% of Prime-based loans are at their floor rates 6% 5.70% 5.67% 5.65% 5.58% 5% • 3.95% 3.90% 3.86% 3.84% 3.70% 4% • 3% • 1.87% 1.87% 1.75% 2% 1.58% 1.42% Deposit Costs Expected to Continue to Decline • Expect greater mix of Money Market, Savings and NOW accounts relative to CDs Recent branch openings in new markets expected to continue positively impact deposit gathering 1% • 0% 3Q18 4Q18 1Q19 2Q19 3Q19 Average Loan Yield Net interest Margin Cost of Deposits Note: Yield on loans and NIM reflect the accounting change that took place in the second quarter of 2018 for certain commitment fees to be classified as interest and fees on loans. 16 Loan Yield/NIM/Deposit Costs

Solid Capital Ratios Tier 1 (core) capital to risk-weighted assets 17.27% 17.51% 18.17% Tier 1 (core) capital to adjusted tangible assets 10.49% 10.40% 10.54% Common Tier 1 (CET 1) 17.27% 17.51% 18.17% Total adjusted capital to risk-weighted assets 21.64% 21.91% 22.64% 17 8.00% 5.00% 6.50% 10.00% Well Capitalized As of and for the 3mo. EndedRegulatory 3/31/20196/30/20199/30/2019Guidelines

Investment Highlights 9 Experienced Leadership Team • Executive management with an average tenure at Sterling of 18 years 9 Desirable Branch Network in High-Growth Markets • Branch network with a stronghold in the San Francisco Bay Area (Largest branch network of any community bank in the city of San Francisco) Focused growth in Los Angeles and Orange County New branching footholds in New York City and Seattle • • 9 Pristine Credit Quality • • • Trailing 5 year average of net recoveries Non-performing loans / total loans of 34bps Non-performing assets / total assets of 37bps 9 Focused Suite of Residential & Commercial Products • • • Average LTV of 62% in residential products 23% Net loan CAGR since 2013 with a net interest margin of 3.70% in 3Q19 Began bulk loan sales in 2015 to manage balance sheet, liquidity, and interest rate risk 9 In-Branch Relationship Deposits and Loans • • Strong customer loyalty, almost all borrowers maintain a deposit account Average residential lending checking relationship maintains a $15k deposit balance 9 Profitable & Efficient Business Model • • History of strong performance delivering 1.67% ROAA and 16.0% ROATCE in 3Q19 Ranked #1 overall in S&P Global’s “Top Performing Banks” of 2018 & 2017 18

Appendix

Non-GAAP Reconciliations 2014 2015 2016 2017 2018 20 (Dollars Million)Year Ended December 31,3 mo. Ended 9/30/19 (a) Net Income $17.7 $22.5 $33.2 $38.0 $63.5 $13.9 (b) Avg. Shareholders' Equity $117.9 $131.7 $150.7 $187.5 $307.2 347.8 (c) Intangibles ($2.5) ($2.0) ($1.6) ($1.5) ($0.7) ($0.2) (d) Avg. Tang. Common Equity $115.4 $129.7 $149.1 $186.0 $306.5 347.6 (a) / (d)ROATCE15.4%17.4%22.3%20.4%20.7%16.0% Return on Average Tangible Common Equity (ROATCE)

Earnings Release Detail

Balance Sheet

Sterling Bancorp, Inc. Consolidated Balance Sheets Unaudited

(dollars in thousands)	9/30/2019	6/30/2019	% change	9/30/2018	% change
Assets					
Cash and due from banks	$ 146,246	$ 80,416	82%	$ 48,879	199%
Interest-bearing deposits with other banks	1,100	1,100	0%	-	N/M
Investment securities	153,306	153,449	0%	142,749	7%
Mortgage loans held for sale	837	500	67%	113,805	(99)%
Loans, net of allowance for loan losses of $20,698, $21,850, and $19,132	2,904,232	2,924,813	(1)%	2,796,150	4%
Accrued interest receivable	13,861	13,842	0%	13,087	6%
Mortgage servicing rights, net	9,910	9,772	1%	9,411	5%
Leasehold improvements and equipment, net	9,386	9,675	(3)%	9,040	4%
Operating lease right-of-use assets	19,662	20,454	(4)%	-	N/M
Federal Home Loan Bank Stock, at cost	22,950	22,950	0%	22,950	0%
Cash surrender value of bank-owned life insurance	31,761	31,606	0%	31,146	2%
Deferred tax asset, net	6,681	6,440	4%	7,002	(5)%
Other assets	2,298	4,115	(44)%	2,744	(16)%
Total assets	$ 3,322,230	$ 3,279,132	1%	$ 3,196,963	4%
Liabilities					
Noninterest-bearing deposits	$ 77,335	$ 70,406	10%	$ 79,432	(3)%
Interest-bearing deposits	2,494,510	2,476,254	1%	2,332,639	7%
Total deposits	2,571,845	2,546,660	1%	2,412,071	7%
Federal Home Loan Bank borrowings	229,000	240,000	(5)%	335,000	(32)%
Subordinated notes, net	65,140	65,102	0%	64,993	0%
Operating lease liabilities	20,804	21,480	(3)%	-	N/M
Accrued expenses and other liabilities	84,064	63,837	32%	65,456	28%
Total liabilities	2,970,853	2,937,079	1%	2,877,520	3%
Shareholders' Equity					
Preferred stock, authorized 10,000,000 shares; no shares issued and outstanding	-	-	-	-	-
Common stock, no par value, authorized 500,000,000 shares; issued and outstanding 50,424,940 shares at September 30, 2019, 50,846,521 shares at June 30, 2019, and 53,012,283 shares at December 31, 2018 and September 30, 2018	85,515	89,683	(5)%	111,238	(23)%
Additional paid-in capital	13,138	12,992	1%	12,604	4%
Retained earnings	252,571	239,190	6%	195,649	29%
Accumulated other comprehensive income (loss)	153	188	(19)%	(48)	N/M
Total shareholders' equity	351,377	342,053	3%	319,443	10%
Total liabilities and shareholders' equity	$ 3,322,230	$ 3,279,132	1%	$ 3,196,963	4%

N/M – Not Meaningful

21

Earnings Release Detail

Income Statement

Sterling Bancorp, Inc. Consolidated Statements of Income Unaudited

(dollars in thousands, except per share amounts)	Three Months Ended 9/30/2019	6/30/2019	% change	9/30/2018	% change
Interest income:					
Interest and fees on loans	$ 42,351	$ 43,301	(2)%	$ 40,772	4%
Interest and dividends on investment securities and restricted stock	1,252	1,272	(2)%	958	31%
Other interest	608	216	181%	166	266%
Total interest income	44,211	44,789	(1)%	41,896	6%
Interest expense:					
Interest on deposits	12,249	11,524	6%	8,628	42%
Interest on Federal Home Loan Bank borrowings	777	1,375	(43)%	1,297	(40)%
Interest on subordinated notes	1,175	1,175	0%	1,173	0%
Total interest expense	14,201	14,074	1%	11,098	28%
Net interest income	30,010	30,715	(2)%	30,798	(3)%
Provision for loan losses	251	180	39%	423	(41)%
Net interest income after provision for loan losses	29,759	30,535	(3)%	30,375	(2)%
Non-interest income:					
Service charges and fees	111	112	(1)%	100	11%
Investment management and advisory fees	477	425	12%	445	7%
Gain on sale of loans	1,877	2,002	(6)%	3,005	(38)%
Net servicing (loss) income	240	(1,002)	124%	291	(18)%
Other income	460	531	(13)%	392	17%
Total non-interest income	3,165	2,068	53%	4,233	(25)%
Non-interest expense:					
Salaries and employee benefits	7,545	7,381	2%	6,973	8%
Occupancy and equipment	2,126	2,170	(2)%	1,760	21%
Professional fees	1,389	1,104	26%	898	55%
Advertising and marketing	269	406	(34)%	470	(43)%
FDIC assessments	(5)	190	(103)%	186	(103)%
Data processing	271	303	(11)%	311	(13)%
Other	1,831	2,171	(16)%	1,933	(5)%
Total non-interest expense	13,426	13,725	(2)%	12,531	7%
Income before income taxes	19,498	18,878	3%	22,077	(12)%
Income tax expense	5,614	5,444	3%	6,336	(11)%
Net income	$ 13,884	$ 13,434	3%	$ 15,741	(12)%
Income per share, basic and diluted	$ 0.28	$ 0.26		$ 0.30	
Weighted average common shares outstanding:					
Basic	50,428,108	51,510,951		52,963,308	
Diluted	50,441,572	51,520,944		52,966,593	

NM – Not Meaningful

22

Earnings Release Detail Performance Ratios Return on average shareholders' equity 15.97% 15.54% 20.07% Yield on earning assets 5.45% 5.60% 5.38% Net interest spread 3.45% 3.58% 3.76% Efficiency ratio (1) 40.47% 41.87% 35.77% (1) Efficiency Ratio is computed as the ratio of non-interest expense divided by the sum of net interest income and non-interest income. 23 Net interest margin3.70%3.84%3.95% Cost of average interest-bearing liabilities2.00%2.02%1.62% Return on average tangible common equity15.98%15.55%20.11% Performance Ratios: As of and for the Three Months Ended 9/30/20196/30/20199/30/2018 Return on average assets1.67%1.64%1.98% Sterling Bancorp, Inc. Performance Ratios

Earnings Release Detail Capital and Credit Quality (dollars in thousands) Capital Ratios Total adjusted capital to risk-weighted assets 22.64% 21.92% 21.00% Common Tier 1 (CET 1) 18.17% 17.51% 16.55% Total adjusted capital to risk-weighted assets 18.47% 17.72% 15.99% Common Tier 1 (CET 1) 17.37% 16.64% 14.91% Nonperforming loans (1) $ 9,974 $ 6,697 $ 356 Nonperforming assets (2) $ 12,345 $ 12,190 $ 6,035 Allowance for loan losses to total loans 0.72% 0.71% 0.74% Net charge offs (recoveries) to average loans (0.00)% (0.00)% (0.00)% 1: Nonperforming loans include nonaccrual loans and loans past due 90 days or more and still accruing interest. 2: Nonperforming assets include nonperforming loans and loans modified under troubled debt restructurings and other repossessed assets. 24 Allowance for loan losses to nonperforming loans213%312%5,833% Nonperforming assets to total assets0.37%0.37%0.19% Nonperforming loans to total loans0.34%0.23%0.01% Credit Quality Data Tier 1 (core) capital to adjusted tangible assets10.07%9.88%9.04% Tier 1 (core) capital to risk-weighted assets17.37%16.64%14.91% Regulatory and Other Capital Ratios—Bank: Tier 1 (core) capital to adjusted tangible assets10.54%10.40%10.04% Tier 1 (core) capital to risk-weighted assets18.17%17.51%16.55% Regulatory and Other Capital Ratios— Consolidated: As of and for the Three Months Ended 9/30/20196/30/20199/30/2018 Sterling Bancorp, Inc. Capital and Credit Quality Ratios

Earnings Release Detail

Sterling bancorp celebrating 35 years

Allowance for Loan Losses, Loan Composition, and Deposit Composition

Sterling Bancorp, Inc. Allowance for Loan Losses

(dollars in thousands)	Three Months Ended		
	9/30/2019	6/30/2019	9/30/2018
Balance at beginning of period	$ 20,918	$ 20,698	$ 20,300
Provision for loan losses	251	180	423
Charge offs	-	-	-
Recoveries	35	40	42
Balance at end of period	$ 21,204	$ 20,918	$ 20,765

Sterling Bancorp, Inc. Loan Composition

(dollars in thousands)	9/30/2019	6/30/2019	% change	9/30/2018	% change
Loan Composition					
Residential real estate, mortgage	$ 2,505,274	$ 2,523,883	(1)%	$ 2,341,989	7%
Commercial real estate, mortgage	224,570	220,388	2%	252,782	(11)%
Construction	171,051	172,656	(1)%	177,734	(4)%
Commercial lines of credit	24,512	28,774	(15)%	44,375	(45)%
Other consumer loans	29	30	(3)%	35	(17)%
Total loans held for investment	2,925,436	2,945,731	(1)%	2,816,915	4%
Less: allowance for loan losses	(21,204)	(20,918)	1%	(20,765)	2%
Loans, net	$ 2,904,232	$ 2,924,813	(1)%	$ 2,796,150	4%
Mortgage loans held for sale	$ 837	$ 500	67%	$ 113,805	(99)%
Total gross loans	$ 2,926,273	$ 2,946,231	(1)%	$ 2,930,720	0%

Sterling Bancorp, Inc. Deposit Composition

(dollars in thousands)	9/30/2019	6/30/2019	% change	9/30/2018	% change
Deposit Composition					
Noninterest bearing deposits	$ 77,335	$ 70,406	10%	$ 79,432	(3)%
Money Market, Savings and NOW	1,277,518	1,312,010	(3)%	1,537,202	(17)%
Time deposits	1,216,992	1,164,244	5%	795,437	53%
Total deposits	$ 2,571,845	$ 2,546,660	1%	$ 2,412,071	7%

25

Earnings Release Detail

Quarterly Yield Analysis

Sterling Bancorp, Inc. Yield Analysis

(dollars in thousands)	Three Months Ended								
	September 30, 2019			June 30, 2019			September 30, 2018		
	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate	Average Balance	Interest	Average Yield/ Rate
Interest earning assets									
Loans [1]	$ 2,971,369	$ 42,351	5.70%	$ 2,994,142	$ 43,301	5.78%	$ 2,923,584	$ 40,772	5.58%
Securities, includes restricted stock	177,646	1,252	2.82%	174,823	1,272	2.91%	165,636	958	2.31%
Other interest earning assets	98,281	608	2.47%	28,794	216	3.00%	27,604	166	2.41%
Total interest earning assets	$ 3,247,296	$ 44,211	5.45%	$ 3,197,759	$ 44,789	5.60%	$ 3,116,824	$ 41,896	5.38%
Interest-bearing liabilities									
Money Market, Savings, NOW	$ 1,300,786	$ 4,458	1.36%	$ 1,356,200	$ 4,961	1.47%	$ 1,539,304	$ 5,181	1.34%
Time deposits	1,217,234	7,791	2.54%	1,044,388	6,563	2.52%	796,197	3,447	1.72%
Total interest-bearing deposits	2,518,020	12,249	1.93%	2,400,588	11,524	1.93%	2,335,501	8,628	1.47%
FHLB borrowings	229,897	777	1.32%	323,583	1,375	1.68%	324,795	1,297	1.56%
Subordinated debt	65,116	1,175	7.22%	65,079	1,175	7.22%	64,970	1,173	7.22%
Total borrowings	295,013	1,952	2.59%	388,662	2,550	2.60%	389,765	2,470	2.48%
Total interest-bearing liabilities	$ 2,813,033	14,201	2.00%	$ 2,789,250	14,074	2.02%	$ 2,725,266	11,098	1.62%
Net interest income and spread [2]		$ 30,010	3.45%		$ 30,715	3.58%		$ 30,798	3.76%
Net interest margin [2]			3.70%			3.84%			3.95%

1. Nonaccrual loans are included in the respective average loan balances. Income, if any, on such loans is recognized on a cash basis.
2. Interest income does not include taxable equivalent adjustments.

26

bancorp celebrating 35years